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                                                                     EXHIBIT 3.2


                       THE COMMONWEALTH OF MASSACHUSETTS

                             William Francis Galvin
                         Secretary of the Commonwealth

                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                             ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156B, SECTION 72

We      George W. Chamillard                            President and
        Donald G. Leka                                  Assistant Clerk of

                        Teradyne, Inc.
                        -------------------------------------
                            (EXACT Name of Corporation)

located at       321 Harrison Avenue, Boston, Massachusetts 02118
            --------------------------------------------------------------
                      (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
NUMBERED:
          ---
Article 3
----------------------------------------------------------------------------
   (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on May 23 1996 by vote of:

63,652,370 shares of Common Stock out of 71,452,818 shares outstanding,
----------           ------------        ----------
                     type, class & series (if any)

           shares of             out of             shares outstanding,
----------           ------------        ----------
                     type, class & series (if any)

           shares of             out of             shares outstanding,
----------           ------------        ----------
                     type, class & series (if any)

CROSS OUT  being at least a majority of each type, class or series outstanding
INAPPLI-   and entitled to vote thereon:(1)
CABLE
CLAUSE

(1) For amendments adopted pursuant to Chapter 156B, Section 70.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on a separate 8-1/2 X 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

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TO CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

---------------------------------------
       WITHOUT PAR VALUE STOCKS
---------------------------------------
TYPE                NUMBER OF SHARES
---------------------------------------
COMMON:
---------------------------------------
PREFERRED:
---------------------------------------


--------------------------------------------------------
                WITH PAR VALUE STOCKS
--------------------------------------------------------
TYPE               NUMBER OF SHARES        PAR VALUE
--------------------------------------------------------
COMMON:              125,000,000             $0.125
--------------------------------------------------------
PREFERRED:
--------------------------------------------------------


CHANGE the total authorized to:

---------------------------------------
       WITHOUT PAR VALUE STOCKS
---------------------------------------
TYPE                NUMBER OF SHARES
---------------------------------------
COMMON:
---------------------------------------
PREFERRED:
---------------------------------------


--------------------------------------------------------
                WITH PAR VALUE STOCKS
--------------------------------------------------------
TYPE               NUMBER OF SHARES        PAR VALUE
--------------------------------------------------------
COMMON:              250,000,000             $0.125
--------------------------------------------------------
PREFERRED:
--------------------------------------------------------
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                       THE COMMONWEALTH OF MASSACHUSETTS



                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, section 72

     I hereby approve the within articles of amendment and, the filing fee in the amount of $125,000.00 having been paid, said articles are deemed to have been filed with me this 31st day of July 1996


                             WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth




TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO: Kevin M. Barry, Esq.
    Testa, Hurwitz & Thibeault
    125 High Street
    Boston, MA 02110

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The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

LATER EFFECTIVE DATE:
                     ---------------------------------------------------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 31st day of July in the year 1996

/s/ George W. Chamillard                                   President
                        -----------------------------------

/s/ Donald G. Leka                                             Assistant Clerk
                  ---------------------------------------------